Exhibit 99.2

Courageous Innovation Dedicated to Bringing Game - Changing Gene Therapies to Market and Working Even Harder to Provide Access to Patients Globally 3 Q 2025 Business Update November 5, 2025

2 This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 , including, but not limited to, strategy, business plans and objectives for Ocugen’s clinical programs, plans and timelines for the precl ini cal and clinical development of Ocugen’s product candidates, including the therapeutic potential, clinical benefits and safety thereof, expect ati ons regarding timing, success and data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinic al programs; Ocugen’s expected cash runway, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines and our expectations from our license agr eement with Kwangdong Pharmaceutical Co., Ltd. , which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “ mig ht,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward - looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materia lly from our current expectations, including, but not limited to, the risks that preliminary, interim and top - line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non - clinical and clinical data and testing of may not be predictive of th e results or success of later clinical trials; and that that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities; that a definitive agreement for the license with a Korean partner will be delayed or not executed at all, or tha t, if executed, it may not be on terms anticipated; that the OrthoCellix transaction may not close or, if closed, may not result in the benefits anticipated . These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Co mmi ssion (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file wit h the SEC. Any forward - looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward - looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation. Forward - Looking Statements

Potential for Three Biologics License Applications (BLAs) in the Next Three Years Target BLA/MAA Submission U.S./EU Prevalence Status Product Candidate 2026 300,000 Phase 3 in progress, enrollment near completion (largest orphan gene therapy clinical trial) On target to file BLA in 2026 OCU400 Retinitis Pigmentosa (RP) (Gene - agnostic targeting >100 genes, broad indication) 2027 100,000 Initiated dosing in Phase 2/3 pivotal confirmatory clinical trial Enrollment on track to be completed in 1Q 2026 OCU410ST Stargardt Disease (ABCA4 - associated retinopathies >1,200 mutations) 2028 2 - 3 million Completed Phase 2 recruitment Planning to initiate Phase 3 in 2026 OCU410 Geographic Atrophy (GA) – Advanced dry age - related macular degeneration ( dAMD ) Leader in Ophthalmology Gene Therapies 3

OCU400 First-in-Class Novel Modifier Gene Therapy for RP

Unmet Need

~300,000 people in the U.S./EU and 1.6 million globally suffer from RP, which affects **>100 genes**

One approved product (Luxturna®), a gene therapy, which can address **only one gene** (*RPE65*)

Potential Solution

OCU400 uses a gene-agnostic approach that is delivered via a single, subretinal injection to target all 100 genes associated with RP

A traditional gene therapy approach would require developing 100 different products to address all 100 genes

Recent Accomplishment

- Secured exclusive licensing agreement with Kwangdong Pharmaceutical Co., Ltd. for the South Korean rights to OCU400

Current Status of OCU400:

- Enrollment in Phase 3 is nearing completion
- Process validation (manufacturing) anticipated to be completed this year
- Intend to initiate BLA rolling submission in the first half of 2026 and release Phase 3 top line data in the fourth quarter of 2026

OCU400 Market Potential



2,000
298,000
Luxturna
OCU 400

Luxturna peak annual sales $52M* (2023) with a patient population of ~2,000

OCU400 has the potential to treat 298,000 patients

First Phase 3 gene therapy clinical trial to receive broad RP indication from **FDA**

Received RMAT & ODD from FDA and OMPD & ATMP from EMA

*https://assets.roche.com

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OCU410ST First-in-Class Novel Modifier Gene Therapy for Stargardt Disease

Unmet Need

~100,000 people in U.S./EU and 1 million globally suffer from *ABCA4*-associated retinopathies[1] (>1,200 mutations). Currently there are no approved products in the market.

Potential Solution

OCU410ST has potential to upregulate key functioning genes in the network and create a heathy environment for cells to survive—therefore a single, one-time product for life can be used to treat all Stargardt disease (*ABCA4*-associated retinopathies)

Recent Accomplishments

- CHMP provided acceptability of a single U.S.-based trial for MAA submission

Current Status

- Phase 2/3 pivotal confirmatory clinical trial is ahead of schedule
- 50% enrollment complete and expect to complete enrollment in 1Q 2026
- Intend to provide Phase 2/3 interim data mid-year 2026

OCU410ST Market Potential


100,000
OCU410ST

Pricing for current gene therapies ranges between $1-4M/patient

Received ODD & OMPD for *ABCA4*-associated Retinopathies

ocugen

[1]P Kohli et al., StatPearls, 2024. https://www.ncbi.nlm.nih.gov/books/NBK587351/
[2]https://www.rxcinternational.com/monthly-gene-therapy-review/a-little-earlier-than-expected-sparks-announces-luxturna-pricing-850k

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OCU410ST Phase 1 — Structural and Functional Outcomes at 12M 7 • The GARDian3 clinical trial for ABCA4 - related retinopathies including Stargardt disease builds upon encouraging results and positive data from the Phase 1 GARDian trial, which demonstrated 48.2% slower lesion growth at 12 - month follow - up in evaluable treated eyes compared to untreated eyes • Evaluable treated eyes demonstrated a clinically meaningful one - line (6 - letter) gain in visual acuity compared with untreated fellow eyes. Importantly, all treated eyes showed stabilization or improvement in visual function relative to the untreated eyes, indicating a consistent therapeutic benefit. Mean Change in Total Atrophy Mean Change in BCVA 0.0 0.5 1.0 1.5 12M M e a n C h a n g e ( ± S E M ) i n T o t a l A t r o p h y A r e a f r o m B a s e l i n e ( m m 2 ) Treated Eye Untreated Eye • SEM at M12, treated eyes= 0.240 , untreated eyes= 0.276 • 12M Data from Low dose (N=3), Med dose (N=3), High dose (N=1) subjects • 1 High dose subject was lost to follow - up; 1 High dose subjects with partial foveal detachment was not included in sensitivity analysis 48.2% slower atrophic lesion growth in treated eyes versus untreated fellow eyes at 12 M (N=7) Baseline M3 M6 M12 -10 -5 0 5 10 M e a n C h a n g e ( ± S E M ) i n B C V A ( E T D R S ) f r o m B a s e l i n e Treated Eye Untreated Eye Improvement: > 5 ETDRS letters ; Stabilization : ± 4 ETDRS letters Data points for M3 (N=6), M6 (N=6); M12 (N=6); *Early Treatment Diabetic Retinopathy Scale. Two patients with cataract (1 Low, 1 Med), and 1 High dose patient with loss - to - follow up were not included in the analysis Improvement from Baseline Stabilization Decrease from Baseline

OCU410 First-in-Class Novel Modifier Gene Therapy for GA

Unmet Need

~19 million people in U.S. and EU and 260 million globally suffer from dAMD[1]
~2-3 million people in U.S. & EU and ~8 million globally suffer from GA—advanced dAMD[2]

Currently, approved products target only one disease pathway associated with GA and address 25% the patient population. These treatments require 6-12 injections per year and have associated side effects.

Potential Solution

OCU410 is designed to regulate all four pathways associated with GA: lipid metabolism, inflammation, oxidative stress, and complement with a single, subretinal injection

Current Status of OCU410:

- Phase 2 enrollment complete
- Intend to release full data from Phase 2 clinical trial—structural and functional outcomes—in 1Q 2026
- Plan to initiate Phase 3 in 2026 and targeting BLA submission in 2028

- 2 approved products for GA:
  FY '24 sales
  SYFOVRE® (Apellis): $612M
  IZERVAY™ (Astellas): $379M
- OCU410 has potential to treat 2-3 million patients in U.S. and EU
- Pricing for current gene therapies ranges between $1-4M/patient

There remains no approved treatment for GA in Europe

ocugen

[1]DB Rein et al., *JAMA Ophthalmol*, 2022. doi: 10.1001/jamaophthalmol.2022.4401
[2]CJ Thomas et al., *Med Clin North Am*, 2021. doi: 10.1016/j.mcna.2021.01.003 (2021).

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OCU410 Phase 1 — Structural and Functional Outcomes at 12M 23% slower GA lesion growth in treated eyes versus fellow eyes after single injection Data points at 12M (N=6) 12M 0.0 0.5 1.0 1.5 2.0 M e a n c h a n g e f r o m B a s e l i n e i n G A l e s i o n ( m m 2 ) Treated Eye Untreated Eye 23% 9 BL 3M 6M 12M -25 -20 -15 -10 -5 0 5 10 M e a n c h a n g e i n L L V A ( E T D R S ) f r o m B a s e l i n e Treated Eye Untreated Eye Treated eyes demonstrate 2 - line (10 - letter) stabilization/ gain in the visual acuity when compared to untreated fellow eyes Treated eyes demonstrated improvement compared to untreated in visual function demonstrating treatment benefit Stabilization : ± 4 letters from Baseline; Improvement: ≥5 Letters from Baseline Data points at 3M (N=8), 6M (N=7), 12M (N=6)

GA Lesion Growth at 6M — Phase 2 Interim Data • 27% slower GA lesion growth in evaluable treated eyes versus fellow eyes • Reduction in GA lesion growth is greater than published data from approved products, PM* (13% at 6M and up to 22% at 24M) & POEM* (12% at 6M and 18% at 24M) 6M 0.0 0.5 1.0 1.5 M e a n C h a n g e f r o m B a s e l i n e ( ± S E M ) i n G A l e s i o n ( m m 2 ) Control Eyes Treated Eyes GA: geographic atrophy; Data points at 6M , N=9 (Control), N= 22 (Treated) 27% *Based on results from the Chart for OAKS and DERBY study results which used Sham controls in lieu of untreated. Includes both foveal and subfoveal GA: geographic atrophy; PM=pegcetacoplan every month; PEOM=pegcetacoplan every other month Preservation = Amount to retinal tissue protected from atrophy progression due to treatment * Treated Eyes that received OCU410 Medium dose and OCU410 High Dose were combined for analysis 10

11 0.14 0.12 0.31 0 0.05 0.1 0.15 0.2 0.25 0.3 0.35 PM (6M) PEOM (6M) OCU410(6M) Difference in Mean GA lesion Size between Treated and Untreated Eyes (mm 2 ) OCU410 Preserves Retinal Tissue in GA — Phase 2 Interim Data at 6M Based on reading from the Chart for OAKS and DERBY study results which used Sham controls in lieu of untreated. Includes both foveal and subfoveal GA: geographic atrophy; PM= pegcetacoplan every month; PEOM= pegcetacoplan every other month Preservation = Amount to retinal tissue protected from atrophy progression due to treatment * Treated Eyes that received OCU410 Medium dose and OCU410 High Dose were combined for analysis Single sub - retinal injection of OCU410* was more effective in preserving retinal tissue around GA lesions when compared to PM and PEOM treatment OCU410 treatment preserves more retinal tissue around the GA lesions of treated eyes at 6M compared to PM and PEOM 0.13

Financial Update 12

Financial Update Three months ended September 30, 2025 Statement of Operations 2024 2025 $8.1 $11.2 Research and development expense 6.3 8.2 General and administrative expense 0.3 (1.1) Interest (expense) income, net $(13.0) $(20.0) Net loss $(0.05) $(0.07) Net loss per share of common stock — basic and diluted December 31, 2024 (audited) September 30 , 2025 Balance Sheet Data $58.8 $32.9* Cash and restricted cash $28.7 $28.4 Debt 291,367,558 312,319,623 Shares outstanding 13 *Cash and restricted cash includes $ 20 million of gross proceeds raised through Registered Direct Offering Except as otherwise noted, all amounts are unaudited; in millions, except per share amounts Certain amounts may not add due to rounding

Questions & Answers 14

Thank You 15